EXHIBIT 23(a)









                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS











         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 16, 1998 included and incorporated by reference in Cousins Properties Incorporated's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.





                                                           ARTHUR ANDERSEN LLP










Atlanta, Georgia
March 25, 1998